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                                                                    EXHIBIT 10c6


Schedule identifying substantially identical agreements, among Fortune Brands, Inc. ("Fortune") and The Chase Manhattan Bank, et al., establishing a trust in favor of each of the following persons, to the Agreement and the Amendments thereto constituting Exhibits 10c2, 10c3, 10c4 and 10c5 to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 2000.

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                         Name
                         ----

                    Norman H. Wesley
                    Mark Hausberg
                    Anne C. Linsdau
                    Craig P. Omtvedt
                    Mark A. Roche